Exhibit 1(a)


                                 Carnival Corporation

                                 Class A Common Stock
                              (par value $.01 per Share)

                                Underwriting Agreement
                                    (U.S. Version)
                                    --------------

                                                ....................., 1995
          Goldman, Sachs & Co.,
          Bear, Stearns & Co. Inc.,
          Merrill Lynch, Pierce Fenner & Smith Incorporated,
            As representatives of the several Underwriters
             named in Schedule II hereto,
          c/o Goldman, Sachs & Co.,
          85 Broad Street,
          New York, New York 10004.


          Ladies and Gentlemen:

                    Certain stockholders named in Schedule V hereto (the "Selling Stockholders") of Carnival Corporation, a company incor-porated under the laws of the Republic of Panama (the "Company"), propose, subject to the terms and conditions stated herein, to sell to the underwriters named in Schedule II hereto (the "Under-writers"), for whom you (the "Representatives") are acting as representatives, the aggregate number of shares of the Company's Class A Common Stock, par value $.01 per share ("Stock"), identi-fied in Schedule I hereto (the "Firm Shares").

                    The Company also grants to the Underwriters, severally and not jointly, the right to purchase at their election in the aggregate all or any part of the number of additional Shares (the "Optional Shares") set forth on Schedule I to cover over-allot-ments. The Firm Shares, together with all or any part of the Optional Shares, are collectively herein called the "Shares". The Shares are more fully described in the Prospectus referred to below.

                    It is understood and agreed  to by all parties that the
          Company and the Selling Stockholders are concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Selling Stockholders and the Company of up to a total of 3,174,000 shares of Stock (the "International Shares"), including the overallotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Underwriters"), for whom Goldman Sachs International, Bear, Stearns International Limited and Merrill Lynch International Limited are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto as mentioned below. Except as used in Sections 2, 3, 4, and 9 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.


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


                    1.   Representations and Warranties.   (A) The  Company
                         ------------------------------
          represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this
          Section 1 are defined at the end of this Section 1.

               (a) If the offering of the Shares is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Shares is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                    (i) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Shares. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Shares is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Shares and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules and regulations thereunder to be included therein as of the Effective Date. The Company will next file with the Commission pursuant to Rule 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Shares and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Shares and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific addi-tional information and other changes (beyond those contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                    (ii) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Shares. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (x) a final pros-pectus relating to the Shares in accordance with Rules 430A and 424(b) (1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Shares and the


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


                    offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospec-tus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Shares and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific addi-tional


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


                    information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

               (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and at each Time of Delivery (as defined herein), the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however,
                                                        --------   -------
               that the Company makes no representations or warranties as to the information contained in or omitted from the
               Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

               (c) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus, in either case which could reasonably be expected to have a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there has not been (i) any change in the capital stock or increase in long-term debt of the Company on a consolidated basis other than any increase in the capital stock upon the issuance of shares or options pursuant to employee stock option or other benefit plans, pursuant to contracts with officers or employees of the Company and its subsidiaries, any increase in capital stock upon the conversion of the Company's 4 1/2% Convertible Subordinated Notes due July 15, 1997, and any increase in long term debt in excess of $10,000,000, or (ii) any increase in short-term debt of the Company in excess of $10,000,000 or (iii) any material adverse change, or any development involving a prospective
               material   adverse  change,  in  or  affecting  the  general
               affairs, business, management, financial position, share-holders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Final Prospectus;

               (d) The subsidiaries of the Company listed on Schedule III hereto are hereinafter referred to as the "Subsidiaries." All other Subsidiaries of the Company, in the aggregate, do


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


               not constitute a "Significant Subsidiary" as defined in Regulation S-X. The Company and each Subsidiary has good and marketable title to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Final Prospec-tus, such as are identified on Schedule III or IV hereof or such as in the aggregate do not have and can reasonably be


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


               expected in the future not to have a material adverse effect upon the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company or any of the Subsidiaries are held by it under valid, subsist-ing and enforceable leases with such exceptions described in the Final Prospectus or such exceptions that in the aggre-gate do not have and can reasonably be expected in the future not to have a material adverse effect upon the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

               (e) The Company and each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing (where applicable) under the laws of its jurisdiction of incorporation, with full power and authority (corporate and other), and all necessary consents, authori-zations, approvals, orders, licenses, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities, to own, lease, license and use its properties and conduct its business as described in the Final Prospectus (except for such consents, authorizations, approvals, orders, licenses, certificates, permits, declarations and filings, for which the failure to have obtained, individually or in the aggre-gate, does not and can reasonably be expected in the future not to have a material adverse effect upon the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidi-aries, taken as a whole), and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, which requires such qualification (except where the failure to be so qualified or in good standing does not, and can reasonably be expected in the future not to, have a material adverse effect upon the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole);

               (f) The Company has an authorized capitalization as set forth in the Final Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, security interests or claims, except as otherwise disclosed in Schedule III hereto;

               (g) The unissued Optional Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform, in all material respects, to the description of the Stock contained in the Final Prospectus;

               (h) The Company has all requisite power and authority to execute, deliver and perform this Agreement and the Inter-national Underwriting Agreement and to issue, sell and deliver the Optional Shares to be issued and sold by the Company to the Underwriters hereunder and under the International Underwriting Agreement in accordance with and upon the terms and conditions set forth in this Agreement


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


               and the International Underwriting Agreement. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance by the Company of this Agreement and the International Underwriting Agreement. The issue and sale of the Shares and the compli-ance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or


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


               constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject; nor will such actions result in any violation of any statute or any order, rule or regulation binding on the Company or any of the Subsidiaries or any of their properties, except, with respect to jurisdictions outside the United States and Panama, for violations which, individually or in the aggregate, would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole or on the ability of the Company to issue and sell or of the Underwriters to receive good and valid title to the Shares being sold hereunder; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of transactions contemplated by this Agreement and the International Underwriting Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Under-writers;

               (i) Other than as set forth in the Final Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is subject, which could reasonably be expected to individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others. Neither the Company nor any subsidiary is in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as may be properly described in the Final Prospectus and such as in the aggregate do not now have and can reasonably be expected in the future not to have a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and the subsidiaries, taken as a whole; nor is the Company or any subsidiary required to take any action in order to avoid such violation or default;

               (j) Price Waterhouse LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

               (k) All patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, franchises and other intangible properties and assets (all of the foregoing being herein called "Intangibles") that the Company or any of its subsidiaries owns or has pending, or under which it is licensed, are in good standing and uncontested, except for such Intangibles (individually or in the aggregate) where the failure to be in good standing and uncontested does not and can reasonably be expected in the future not to have a material adverse effect upon the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its


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


               subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries has infringed, is infringing, or has received notice of infringement with respect to asserted Intangibles of others, except such as individually or in the aggregate do not now have and can reasonably be expected in the future not to have a material adverse effect upon the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole. To the knowledge of the Company, there is no infringement by others of Intangibles of the Company


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


               or of any of its subsidiaries except such as individually or in the aggregate do not now have and can reasonably be expect in the future not to have a material adverse effect upon the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

               (l) Neither the Company, nor any subsidiary, is now or is expected by the Company or any subsidiary to be in violation or breach of, or in default with respect to, complying with any material provision of any contract, agreement instrument, lease, license, arrangement or understanding which is material to the Company and its subsidiaries, taken as a whole, and each such contract, agreement, instrument, lease, license, arrangement and understanding is in full force and is the legal, valid and binding obligation of the Company and its subsidiaries and is enforceable as to them is accordance with its terms. Each of the Company and each Subsidiary enjoys peaceful and undisturbed possession under all material leases and licenses under which it is operat-ing. Neither the Company nor any Subsidiary is a party to or bound by any contract, agreement, instrument, lease, license, arrangement or understanding, or subject to any charter or other restriction, which has had or may in the future be reasonably expect to have a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole. Neither the Company nor any Subsidiary is in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or by-laws;

               (m) The Company, directly or indirectly, holds good and marketable title to each of the vessels listed on Schedule IV hereto, subject only to the liens listed therein and maritime liens in the ordinary course of business. Each such vessel is duly registered under the laws of the juris-diction listed opposite its name on Schedule IV hereto;

               (n) The Company is not and, after giving effect to the offering and sale of the Optional Shares, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

               (o) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Sec-tion 517.075, Florida Statutes.

          The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Pros-pectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus which describes the Shares and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus relating to the Shares that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares, including the Basic Prospectus, included in the Registration Statement at the


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          Effective   Date.    "Registration   Statement"  shall  mean  the
          registration  statement  referred  to  in  paragraph  (a)  above,
          including   incorporated   documents,  exhibits   and   financial
          statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the First Time of Delivery (as defined in Section 4 hereof), shall also mean such registration statement as so amended. Such term


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


          shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415," "Rule 424," "Rule 430A," "Regulation S-K" and "Regulation S-X" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic
          Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Shares is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

                    (B) Each of the Selling Stockholders severally repre-sents and warrants to, and agrees with, each of the Underwriters and the Company that:

               (a) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, the International Underwriting Agreement, the Power of Attorney and the Custody Agreement hereinafter referred to, and for the sale of and delivery of the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement, have been obtained; subject, however, to the exception with respect to jurisdictions outside the United States and Panama, for violations which individually or in the aggregate, would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole or on the ability of the Company to issue and sell or of the Underwriters to receive good and valid title to the Shares being sold hereunder and to the exception that orders or other authorizations may be required under the 1933 Act or under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriters of the Shares to be sold by such Selling Stockholder; and such Selling Stockholder has full right, power and authority to enter into this Agree-ment, the International Underwriting Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement;

               (b) The sale of the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the International Underwriting Agreement, the Power of Attorney and the Custody Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation, By-laws, governing trust indenture, or other governing instrument, as the case may be, of such Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

               (c) Such Selling Stockholder has, and immediately prior to the First Time of Delivery (as defined in Section 4 hereof) such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters or the International Underwriters, as the case may be;

               (d) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Final Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder or under the International Underwriting Agreement, any shares of Stock or any security of the Company substantially similar thereto, or any other security convertible into or exchangeable for, or that represents the right to receive, Stock or any security substantially similar thereto (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of the Representatives;

               (e) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

               (f) To the extent that any statements or omissions made in the Registration Statement, the Basic Prospectus, any
               Preliminary Final Prospectus, the Final Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Basic Prospectus, Preliminary Final Prospectus and the Registration Statement did, and the Final Prospectus and any further amendments or supplements to the Registration Statement and the Final Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and, in the case of the Registration Statement, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of such other documents, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading;

               (g) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as defined in Section 4 hereof) a properly completed and executed

               United States Treasury Department Form  W-8 or W-9 (or other
               applicable   form   or  statement   specified   by  Treasury
               Department regulations in lieu thereof);

               (h) Certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the "Custody Agreement"), duly executed and delivered by such Selling Stockholder to Macfarlanes as custodian (the "Custodian"), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing John Guy Rhodes and Timothy Robin Vos, and each of them, as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters and the International Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement, the International Underwriting Agreement and the Custody Agreement; and

               (i) The Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder and the International Underwriters under the International Underwriting Agreement; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of such Selling
               Stockholder in accordance with the terms and conditions of this Agreement, of the International Underwriting Agreement and of the Custody Agreement; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

                    2.   Purchase  and  Sale.   Subject  to  the  terms and
                         -------------------
          conditions and in reliance upon the representations and warran-ties herein set forth, (a) each of the Selling Stockholders agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at a purchase price per share as set forth in
          Schedule I hereto, the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multi-plying the aggregate number of Firm Shares to be sold by each of the Selling Stockholders as set forth opposite their respective names in Schedule V hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in
          Schedule II hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from all of the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, the Company agrees to sell to each Underwriter, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share as set forth in Schedule I hereto, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) as set forth opposite the name of such Underwriters in Schedule II hereto. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the Execution Time and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

                    3.   Offering of Shares.  Upon the authorization by you
                         ------------------
          of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Final Prospectus.

                    4.   Delivery and Payment.  Delivery of and payment for
                         --------------------
          the Firm Shares shall be made on the date and at the time speci-fied in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Selling Stock-holders or as provided in Section 9 hereof (such date and time of delivery and payment for the Firm Shares being herein called the "First Time of Delivery"). Delivery of and payment for the Optional Shares shall be on the date and at the time specified by you in the written notice given by you of the Underwriters' elec-tion to purchase the Optional Shares, or at such other time and date as you and the Company may agree upon in writing. Such date and time of delivery of the Optional Shares, if not the First Time of Delivery, being herein called the "Second Time of Delivery," and each time and date for delivery is herein called a "Time of Delivery". Delivery of the Shares shall be made to the Representatives for the respective accounts of the several Under-writers against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Custodian, by certified or official bank check or checks in the funds specified in Schedule I. Delivery of the Shares shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Time of Delivery for such Shares and payment for the Shares shall be made at the office specified in Schedule I hereto. Certificates in definitive form for the Shares shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Time of Delivery for such Shares.

                    Each of the Selling Stockholders agrees to have the Firm Shares available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the First Time of Delivery. The Company agrees to have the Optional Shares available for inspec-tion, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Time of Delivery for such Shares.

                    5.   Agreements.   The Company agrees with  the several
                         ----------
          Underwriters that:

                    (a)  The Company will use its best efforts to cause the
               Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Shares, the
               Company will not file any amendment of the Registration Statement or supplement to the Basic Prospectus (including the Final Prospectus or any Preliminary Final Prospectus) unless the Company has furnished to you a copy for your prompt review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence reasonably satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives
               (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supple-ment thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Shares, any amendment to the Registra-tion Statement shall have been filed or become effective,
               (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institu-tion or threatening of any proceeding for that purpose and
               (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threaten-ing of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                    (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circum-stances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
               Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance.

                    (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earning statement or statements of the Company and its subsidiaries which will satisfy the provi-sions of Section 11(a) of the Act and Rule 158 under the Act.

                    (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing any Agreement Among Underwriters, this Agreement, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Shares.

                    (e)  Until the  date set  forth on  Schedule I  hereto,
               except for securities issuable upon conversion of the Company's 4 1/2% Convertible Subordinated Notes due July 1, 1997 or the issuance of shares or options pursuant to employee benefit plans, the Company will not, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any shares of Stock or any security of the Company substantially similar thereto, or any other security convertible into or exchangeable for, or that represents the right to receive, shares of Stock or any security substantially similar thereto.

                    (f) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offer-ing and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Company shall not
               -------- ----
               be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                    (g) The Company will use its reasonable best efforts to cause the Optional Shares to be duly authorized for listing on the New York Stock Exchange.

                    6.   Conditions to the Obligations of the Underwriters.
                         -------------------------------------------------
          The obligations of the Underwriters, as to the Shares to be delivered at each Time of Delivery, to purchase the Shares shall be subject to the accuracy of the representations and warranties on the part of the Company and of the Selling Stockholders contained herein as of the Execution Time and such Time of Delivery, to the accuracy of the statements of the Company and of the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and by each of the Selling Stockholders of its obligations hereunder and to the following additional conditions:

               (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 P.M. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 P.M. New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

               (b) The Company shall have furnished to the Underwriters the opinion of Paul, Weiss, Rifkind, Wharton & Garrison ("Paul Weiss"), counsel for the Company, dated such Time of Delivery, to the effect that:

                    (i) This Agreement and the International Underwriting Agreement have been duly executed and delivered by the Company;

                    (ii) No consent, approval, authorization, order, registration or qualification of or with any New York or federal court or governmental agency or body is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by the Final Prospectus, this Agreement or the International Underwriting Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribu-tion of the Shares by the Underwriters and the Inter-national Underwriters;

                    (iii) Except as noted below, the last sentence of the first paragraph, the first sentence of the second paragraph and the entire third paragraph of the section of the Final Prospectus relating to the Shares cap-tioned "Certain Considerations -- Taxation of the Company" contain a fair and accurate general descrip-tion of the U.S. Federal tax provisions discussed therein. With respect to the last sentence of the first paragraph of the section of the Prospectus relating to the Shares captioned "Certain Considera-tions - Taxation of the Company," no opinion is expressed with respect to whether the exemption of Section 883 of the Internal Revenue Code of 1986 is available or applicable to the Company or any of its subsidiaries;

                    (iv) Assuming that New York law is applicable, upon delivery of the Shares pursuant to this Agreement and the International Underwriting Agreement and payment therefor as contemplated herein and therein, good and valid title to the Shares, free and clear of all liens, encumbrances, equities or claims, shall be transferred to each of the several Underwriters and International Underwriters who purchase the Shares in good faith and without notice of any lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code of the State of New York;

                    (v) The Company is not an "investment company" as such term is defined in the Investment Company Act;

                    In addition, such counsel shall state that on the basis of the participation of such counsel in conferences at which the contents of the Registration Statement and the Final Prospectus and related matters were discussed, but without independent verification by such counsel of the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Final Prospectus, any amendment or supplement thereto or any documents incorporated by reference in the Final Prospectus or any amendment or supplement thereto, that they have no knowledge that (other than the financial statements, schedules and other financial or statistical data which are or should be contained therein, as to which such counsel need express no statement):

                    (1) The documents incorporated by reference in the Final Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery, when they became effective or were filed with the Commission, as the case may be, (A) did not comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and (B) contained in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                    (2) (A) The Registration Statement and the Final Prospectus and any further amendment and supplements thereto made by the Company prior to such Time of Delivery did not comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; (B) as of their respective effective dates, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Final Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading or that, as of such Time of

                    Delivery, either the Registration Statement or the Final Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and (C) any amendment to the Registration Statement required to be filed with the Commission or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Final Prospectus or required to be described in the Regis-tration Statement or the Final Prospectus which are not filed or incorporated by reference or described as required.

               (c) The Company shall have furnished to the Underwriters the opinion of Alan R. Twaits, Esq., General Counsel for the Company, dated such Time of Delivery, to the effect that:

                    (i) To the knowledge of such counsel, the Company has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities, to own, lease, license, and use its properties and assets and to conduct its business in the manner described in the Final Prospectus (except for such consents, authori-zations, approvals, orders, licenses, certificates, permits, declarations and filings, which the failure to have obtained, individually or in the aggregate, does not and can reasonably be expected in the future not to have a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidi-aries, taken as a whole);

                    (ii) To the knowledge of such counsel, HAL Antillen N.V. ("HAL") has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities, to own, lease, license, and use its properties and assets and to conduct its business in the manner described in the Final Prospectus (except for such consents, authorizations, approvals, orders, licenses, certificates, permits, declarations and filings, which the failure to have obtained, individu-ally or in the aggregate, does not, and can reasonably be expected in the future not to, have a material adverse effect on the general affairs, business, finan-cial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole);

                    (iii) Each of the Subsidiaries has been duly quali-fied as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases proper-ties, or conducts any business which requires such qualification (except where the failure to be so qualified or in good standing does not, and can reasonably be expected in the future not to, have a material adverse effect upon the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidi-aries, taken as a whole);

                    (iv) To the knowledge of such counsel, except as set forth in Schedule III to this Agreement, all of the issued shares of capital stock of each Subsidiary are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, security interests or claims;

                    (v) To the knowledge of such counsel, and other than as set forth in the Final Prospectus, there are no legal or governmental proceedings pending to which the

                    Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Sub-sidiaries is the subject which, could reasonably be expected to individually or in the aggregate have a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (vi) To the knowledge of such counsel, the compliance by the Company with all of the provisions this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Sub-sidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or, to the knowledge of such counsel, any statute or any order, rule or regulation binding on the Company or any of the Subsidiaries or any of their properties;

                    (vii) To the knowledge of such counsel, the Company is not (A) in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as may be properly described in the Final Prospectus or such as in the aggregate do not now have, and can reasonably be expected in the future not to have, a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole; nor is the Company required to take any action in order to avoid any such violation or default; (B) in violation or breach of, or in default with respect to, complying with any material provision of any contract, agreement, instrument, lease, license, arrangement or understanding which is material to the Company and its Subsidiaries, taken as a whole; or (C) in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or by-laws;

                    (viii) The Company, directly or indirectly, holds good and marketable title to each of the vessels listed on Schedule IV hereto, subject only to the liens dis-closed on Schedule IV and maritime liens in the ordinary course of business;

               (d) The Company shall have furnished to the Underwriters the opinion of Tapia Linares y Alfaro, Panamanian counsel for the Company, dated such Time of Delivery, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Republic of Panama, with power and authority (corporate and other) to own, lease, license and use its properties and conduct its business as described in the Final Prospectus;

                    (ii) This Agreement and the International Underwriting Agreement have been duly authorized by the Company;

                    (iii) No consent, approval, authorization, order, registration or qualification of or with any Panamanian court or governmental agency or body is required for the sale of the Shares, or the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

                    (iv) The Company has an authorized capitalization as set forth or incorporated by reference in the Final Prospectus, and all of the issued shares of capital stock of the Company including the Shares being delivered at such Time of Delivery have been duly and validly authorized and issued and are fully paid and non-assessable; and

                    (v) To the knowledge of such counsel, the Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as may be properly described in the Final Prospectus or such as in the aggregate do not now have, and can reasonably be expected in the future not to have, a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole.

                    (vi) The Stock conforms in all material respects to the description of the Stock incorporated by reference into the Final Prospectus.

                    (vii) Good and valid title to the Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Under-writers or International Underwriters, as the case may be, who purchase the Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim.

               (e) The Company shall have furnished to the Representatives the opinion of Clifford Chance, counsel to HAL, dated such Time of Delivery, to the effect that:

                    (i) HAL is a "naamloze vennootschap" (company with limited liability) duly organized and validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own, lease, license and use its properties and conduct its business as described in the Final Prospectus; and

                    (ii) All of the issued shares of capital stock of HAL have been duly and validly authorized and issued, and are fully paid.

               (f) The Company shall have furnished to the Underwriters the opinions of local counsel, each dated such Time of Delivery, to the effect that each vessel listed on Schedule IV hereto is duly registered, except as noted on Schedule IV, under the laws of the jurisdiction listed opposite its name on Schedule IV.

                    Each such opinion described in 6(b),  (c), (d), (e) and
               (f) above shall be in form and substance reasonably satis-factory to the Representatives. In rendering such opinions described in 6(b), (c), (d), (e) and (f) above, each such counsel may rely (A) as to matters involving the application of laws other than the laws of the jurisdiction in which such counsel practices, to the extent such counsel deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance reasonably satisfactory to counsel for the

               Underwriters) of other counsel, reasonably acceptable to counsel for the Underwriters, familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company or of any of the Subsidiaries; and (C) to the extent such counsel deems proper, upon written statements or certificates of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company or of any of the Subsidiaries, provided that copies of any such statements or certificates shall be delivered to counsel for the Underwriters, and on the absence of a telegram from the Commission. References to the Final Prospectus in paragraphs 6(b) through (e) include any amendments or supplements thereto filed prior to such Time of Delivery.

               (g) The respective counsel for each of the Selling Stockholders, as indicated in Schedule V hereto, each shall have furnished to you their written opinion with respect to each of the Selling Stockholders for whom they are acting as counsel, dated the First Time of Delivery, in form and sub-stance reasonably satisfactory to you, to the effect that:

                    (i) A Power of Attorney and a Custody Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder in accordance with their terms;

                    (ii) This Agreement and the International Underwriting Agreement have been duly executed and delivered by or on behalf of such Selling Stockholder; and the sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agree-ment and the International Underwriting Agreement, the Power-of-Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation, By-laws, governing trust indenture or other governing instrument, as the case may be, of such Selling Stock-holder or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

                    (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the International Underwriting Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder, except such consent, approvals, authorizations or orders which have been duly obtained and are in full force and effect, such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters or the International Underwriters;

               (h) Holland & Knight, special U.S. counsel to the Selling Stockholders, shall have furnished to you their written opinion, dated the First Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

                    (i) Immediately prior to the First Time of Delivery, each Selling Stockholder had good and valid title to the Shares to be sold at the First Time of Delivery by such Selling Stockholder under this Agreement and the International Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder and thereunder; and

                    (ii) Good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters or International Underwriters, as the case may be, who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code.

                         In rendering  the opinion  in paragraph (i),  such
                    counsel may  rely upon  a certificate  of such  Selling
                    Stockholder  in  respect  of  matters  of  fact  as  to
                    ownership of, and liens, encumbrances, equities or claims on, the Shares sold by such Selling Stockholder, provided that such counsel shall state that they
                    --------
                    believe that both you and they are justified in relying upon such certificate;

               (i) The Underwriters shall have received from Sullivan & Cromwell, counsel for the Underwriters, such opinion or opinions, dated such Time of Delivery, with respect to the validity of the Shares, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

               (j) The Company shall have furnished to the Underwriters a certificate of the Company, dated such Time of Delivery and signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, and the Selling Stockholders shall have furnished to the Underwriters at the First Time of Delivery certificates of the Selling Stockholders, respectively, dated the First Time of Delivery, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery and as to such other matters as you may reasonably request and the Company shall have furnished or caused to be furnished a certificate to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                    (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of such Time of Delivery with the same effect as if made on such Time of Delivery and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Time of Delivery;

                    (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                    (iii) since the date of the most recent audited financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

               (k) At such Time of Delivery, Price Waterhouse LLP shall have furnished to the Underwriters a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of such Time of Delivery, in form and substance satisfactory to the Repre-sentatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                    (i) in their opinion the audited financial statements and schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                    (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which could not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders, directors and executive and audit committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                              (1)  any   unaudited   financial   statements
                         included or incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                              (2) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the consolidated capital stock (other than issu-ances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Final Prospectus) or any increase in the consoli-dated long-term debt of the Company and its sub-sidiaries, or any decreases in consolidated net current assets or net assets as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in consolidated net revenues, operating income, net income or earnings per share, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                              (3) the amounts included in any unaudited "capsule" information included or incorporated in the Registration Statement and the Final Prospec-tus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substan-tially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus.

                    (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries which is subject to the Company's system of internal accounting controls) set forth in the
                    Registration Statement and the Final Prospectus, including the information included or incorporated in Items 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                    (iv) if pro forma financial statements are included or incorporated in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial state-ments, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

               References to the Final Prospectus in this paragraph (i) include any supplement thereto at the date of the letter.

                    In addition, except  as provided in Schedule  I hereto,
               at the Execution Time, Price Waterhouse LLP shall have furnished to the Representatives a letter or letters, dated as of the

               Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

               (l) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (k) of this
               Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries, taken as a whole, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

               (m) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purpose of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

               (n) Prior to such Time of Delivery, the Company and the Selling Stockholders shall have furnished to the Repre-sentatives such further information, certificates and documents as the Representatives may reasonably request.

               (o) Prior to the Time of Delivery, the Optional Shares shall have been duly authorized for listing by the New York Stock Exchange subject only to official notice of issuance.

               (p) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limita-tion in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) the outbreak or escala-tion of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated by the Prospectus.

                    (q) The Representatives shall have received the written agreement of each of Ted Arison and Micky Arison, in form and substance satisfactory to the Representatives, to the effect that, for a period of 90 days after the date of the Final Prospectus, such person has agreed (i) not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any shares of Stock or Class B Common Stock of the Company ("Class B Common Stock") or any security of the Company substantially similar thereto, or any other security convertible into or exchangeable for, or that represents the right to receive, shares of Stock or Class B Common Stock or any security of the Company substantially similar thereto, without the prior written consent of the Representatives and

               (ii) not to consent to any disposition of the nature described in clause (i) of this Section 6(q) by any trust that owns shares of Stock or Class B Common Stock or any security of the Company substantially similar thereto, or any other security convertible into or exchangeable for, or that represents the right to receive, shares of Stock or Class B Common Stock or any security of the Company substantially similar thereto, over which such person has voting or dispositive power without the prior written consent of the Representatives.

                    If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Under-writers, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, such Time of Delivery by the Representatives. Notice of such cancellation shall be given to the Company and the Selling Stockholders in writing or by telephone or telegraph confirmed in writing.

                    7.   Reimbursement of Underwriters'  Expenses.  If  the
                         ----------------------------------------
          sale of the Shares provided for herein is not consummated by reason of any failure on the part of the Company or any Selling Stockholder to perform any covenant or agreement or satisfy any condition of this Agreement to be performed or satisfied by it or any Selling Stockholder, the sole liability of the Company to each of the Underwriters, in addition to the obligations of the Company pursuant to Sections 5(d) and 8, will be for the Company to reimburse the Underwriters for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered. Otherwise, if this Agreement shall be terminated, the Company shall not then be under any liability to any Underwriter except as provided in Sections 5(d) and 8 hereof. If this Agreement shall be terminated as provided herein, the Selling Stockholders shall not have any liability to the Underwriters.

                    8.   Indemnification and Contribution.  (a) The Company
                         --------------------------------
          agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares as originally filed or in any amend-ment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indem-nified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any
          --------  -------
          such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue state-ment or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclu-sion therein; and, provided, further, that the Company will not
                              --------  -------
          be liable to any Underwriter with respect to any loss, claim, damage or liability arising out of or based on any untrue statement or alleged untrue statement or omission or alleged omission to state a material fact in the Preliminary Final Prospectus which is corrected in the Final Prospectus if the person asserting any such loss, claim, damage or liability purchased Shares from such Underwriter but was not sent or given a copy of the Final Prospectus at or prior to the written confirmation of the sale of such Shares to such person. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                    (b)  Each  of  the Selling  Stockholders,  severally in
          proportion to the number of Shares to be sold by such Selling Stockholder, and not jointly, agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statu-tory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue state-ment or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the registration statement for the registra-tion of the Shares as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investi-gating or defending any such loss, claim, damage, liability or action; provided, however, that such Selling Stockholder will not
                  --------  -------
          be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Selling Stockholders may otherwise have.

                    (c) Each Underwriter severally agrees to indemnify and hold harmless the Company and each Selling Stockholder, and each of their respective directors and officers and each person who controls the Company or such Selling Stockholder within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company or such Selling Stockholder, as the case may be, to each Underwriter, but only with reference to written information relating to such Under-writer furnished to the Company by or on behalf of such Under-writer through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

                    (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commence-ment of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly noti-fied, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investi-gation conducted by the Underwriters at the request of the

          Company. Notwithstanding anything to the contrary contained herein, an indemnifying party will not be liable for any settle-ment of any claim or action effected without its prior written consent.

                    (e) In the event that the indemnity provided in para-graph (a), (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each indemnifying party agrees to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which an indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and by the Underwriters on the other from the offering of the Shares. If the allocation provided by the immediately preceding sentence is unavailable for any reason or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Stockholders on the one hand shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters on the other hand shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Selling Stockholders on the one hand or the Underwriters on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and the failure of an indemni-fied party to give notice under subsection (d) above (to the extent such failure is prejudicial to an indemnifying party). The Company, each of the Selling Stockholders and the Under-writers agree that it would not be just and equitable if contri-bution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Sec-tion 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or any Selling Stockholder within the mean-ing of either the Act or the Exchange Act, each officer of the Company or any Selling Stockholder who shall have signed the Registration Statement and each director of the Company or any Selling Stockholder shall have the same rights to contribution as the Company or any Selling Stockholder, as the case may be, subject in each case to the applicable terms and conditions of this paragraph (e).

                    9.   Default by  an Underwriter.   If  any one  or more
                         --------------------------
          Underwriters shall fail at a Time of Delivery to purchase and pay for any of the Shares agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obliga-tions under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Shares set forth opposite their names in Schedule II hereto bears to the aggregate amount of Shares set forth opposite the names of all the remaining Under-writers) the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however,
                                                         --------  -------
          that in the event that the aggregate amount of

          Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Shares set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Shares, and if such nondefaulting Underwriters do not purchase all the Shares, this Agreement will terminate without liability to any nondefaulting Underwriter, the Company or any Selling Stockholder. In the event of a default by any Underwriter as set forth in this Section 9, such Time of Delivery shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, any Selling Stockholder and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                    10.  Representations and Indemnities  to Survive.   The
                         -------------------------------------------
          respective agreements, representations, warranties, indemnities and other statements of the Company, the Selling Stockholders or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Stockholder or the Company or any of the officers, directors or controlling persons referred to in
          Section 8 hereof, and will survive delivery of and payment for the Shares. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                    11.  Notices.  In all dealings hereunder, you shall act
                         -------
          on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the Representatives; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

               All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Underwriters in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York, 10004, Attention: Registration Department, if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Legal Department; provided, however, that any notice to an Underwriter pursuant to
          Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by Goldman, Sachs & Co. upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                    12.  Successors.    This  Agreement will  inure  to the
                         ----------
          benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                    13.  APPLICABLE  LAW.  THIS  AGREEMENT WILL BE GOVERNED
                         ----------------
          BY AND CONSTRUED IN ACCORDANCE WITH THE  LAWS OF THE STATE OF NEW
          YORK.

                    14. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such
          counterparts   shall  together  constitute   one  and   the  same
          instrument.

                    If the foregoing is in accordance with your understand-ing of our agreement, please sign and return to us the eight counterparts hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholders and the several Underwriters.

                                        Very truly yours,

                                        Carnival Corporation.


                                        By:
                                           --------------------------------

                                             Name:
                                             Title:

                                        Cititrust (Jersey) Limited,
                                             as trustee  of The  Ted Arison
                                             1994 Cash Trust

                                        The  Royal Bank  of Scotland  Trust
                                        Company
                                             (Jersey)  Limited, as  trustee
                                             for   The   Ted   Arison  1992
                                             Irrevocable Trust for Micky

                                        The  Royal Bank  of Scotland  Trust
          Company
                                             (Jersey)  Limited, as  trustee
                                             for   The   Ted   Arison  1992
                                             Irrevocable Trust for Shari

                                        The  Royal Bank  of Scotland  Trust
          Company
                                             (Jersey)  Limited, as  trustee
                                             for   The   Ted   Arison  1992
                                             Irrevocable Trust for  Lin No.
                                             2


                                        By:
                                           --------------------------------

                                             Name:
                                             Title:
                                             As Attorney-in-Fact  acting on
                                             behalf of each  of the Selling
                                             Stockholders named in Schedule
                                             V to this Agreement.

          Accepted as of the date hereof at
          New York, New York:

          Goldman, Sachs & Co.
          Bear, Stearns & Co. Inc.
          Merrill Lynch, Pierce, Fenner
             & Smith Incorporated


          By:_______________________
              (Goldman, Sachs & Co.)

          On behalf of each of the Underwriters

                                      SCHEDULE I


          Underwriting Agreement dated ...................., 1995

          Registration Statement No. 33-58151

          Representative(s):       Goldman, Sachs & Co.
                         Bear, Stearns & Co. Inc.
                         Merrill Lynch, Pierce Fenner & Smith Incorporated

          Title, Purchase Price and Description of Shares:

                   Title:  Class A Common Stock, par value $.01 per share


                   Number of shares:  11,040,000

                   Maximum number of shares of Optional Shares to cover overallotments: 1,656,000

                   Purchase price per share:

          Closing  Date,  Time  and  Location:    .................,  1995,
          9:30 a.m., Sullivan & Cromwell, 125  Broad Street, New York,  New
          York

          Specified Funds for Payment of Purchase Price:  next-day funds

          Type of Offering:   Non-Delayed Offering

          Date referred to in Section 5(e) after which the Company may offer or sell shares of Class A Common Stock or securities described in Section 5(e) without the consent of the
          Representatives: ninety (90) days after the date of the Underwriting Agreement.

          Modification of  items to  be covered  by the  letter from  Price
          Waterhouse  LLP  delivered  pursuant  to   Section  6(k)  at  the
          Execution Time:  None

                                     SCHEDULE II


                                                   Total Number
                                                      of Firm      Total Number
              Underwriters                            Shares       of Optional
              ------------
                                                       to be       Shares to be
                                                     Purchased      Purchased
                                                     from the        from the
                                                                          ---
                                                      Selling        Company
                                                      -------        -------
                                                   Stockholders
                                                   ------------

              Goldman, Sachs & Co.  . . . . . . .
              Bear, Stearns & Co. Inc.  . . . . .
              Merrill Lynch, Pierce, Fenner &
              Smith
                  Incorporated  . . . . . . . . .


              Total . . . . . . . . . . . . . . .  11,040,000         1,656,000
                                                   ==========         =========

                                     SCHEDULE III


                                                                  Capital
                                                                   Stock
             Subsidiary                                          Ownership
             ----------                                          ---------

             Carnival Corporation ("CCL")  . . . . . . . . . . . _____
             HAL Antillen N.V. ("HAL") . . . . . . . . . . . . .  CCL1/
                                                                     -
             Sunbury Assets Limited  . . . . . . . . . . . . . .  CCL
             Festivale Maritime Limited  . . . . . . . . . . . .  CCL
             Celebration Cruises Inc.  . . . . . . . . . . . . .  CCL
             Tropicale Cruises Inc.  . . . . . . . . . . . . . .  CCL
             Jubilee Cruises Inc.  . . . . . . . . . . . . . . .  CCL
             HAL Shipping Ltd. . . . . . . . . . . . . . . . . .  HAL
             Wind Surf Limited . . . . . . . . . . . . . . . . .  HAL
             Windstar Limited  . . . . . . . . . . . . . . . . . WSCL
             Wind Spirit Limited . . . . . . . . . . . . . . . . WSCL
             Windstar Sail Cruises Limited ("WSCL")    . . . . .  HAL
             Futura Cruises, Inc.  . . . . . . . . . . . . . . .  CCL1/
                                                                     -



             --------------------

             1/   The shares owned by CCL are subject to a pledge in
             -
                  favor of Citibank, N.A.

                                        SCHEDULE IV

                                   Jurisdiction of
             Vessels               Registration               Liens
             -------               ---------------            -----

      I.     Carnival Cruise Lines

             1. Celebration  . .   Liberia          First Preferred ShipMortgage
                                                    in  favor  of   the  Swedish
                                                    National Dept Office.

             2. Jubilee  . . . .   Liberia          None.

             3. Tropicale  . . .   Liberia          None.

             4. Fantasy  . . . .   Liberia          First PreferredShip Mortgage
                                                    of  Finnish  Export   Credit
                                                    Limited.

             5. Festivale  . . .   Bahamas          None.

             6. Holiday  . . . .   Bahamas          None.

             7. Ecstasy  . . . .   Liberia          First PreferredShip Mortgage
                                                    in favor  of Finnish  Export
                                                    Credit Limited.

             8. Sensation    . .   Panama           None.

             9. Fascination  . .   Panama           None.



     II.     Holland America Line

             1. Westerdam  . . .   Bahamas          Mortgage    in   favor    of
                                                    Kreditanstalt            fur
                                                    Wiederaufbau.

             2. Noordam  . . . .   Netherlands      None.
                                   Antilles

             3. Nieuw Amsterdam    Netherlands      None.
                                   Antilles

             4. Rotterdam  . . .   Netherlands      None.
                                   Antilles

             5. Statendam  . . .   Bahamas          None.

             6. Maasdam  . . . .   Bahamas          None.

             7. Ryndam   . . . .   Bahamas          None.

    III.     Windstar Sail Cruises

             1. Wind Spirit  . .   Bahamas          Mortgage in favor  of Banque
                                                    Francaise     du    Commerce
                                                    Exterieur    ("BFCE")    and
                                                    mortgage in favor  of Banque
                                                    Nationale de Paris.

             2. Wind Song  . . .   Bahamas          Mortgage in favor of BFCE.

             3. Wind Star  . . .   Bahamas          Mortgage in favor of BFCE.

                                        SCHEDULE V



                    Total Number of

             Shares

             to be sold
             ----------


             The Selling Stockholders(a):

                Cititrust (Jersey) Limited,
                as trustee of The Ted Arison 1994 Cash Trust . . . . 6,400,000

                The Royal Bank of Scotland Trust Company
                (Jersey) Limited, as trustee for The
                Ted Arison 1992 Irrevocable Trust for
                Micky (b)  . . . . . . . . . . . . . . . . . . . . . 1,600,000

                The Royal Bank of Scotland Trust Company
                (Jersey) Limited, as trustee for The
                Ted Arison 1992 Irrevocable Trust for
                Shari (c)  . . . . . . . . . . . . . . . . . . . . . 1,440,000

                The Royal Bank of Scotland Trust Company
                (Jersey) Limited, as trustee for The
                Ted Arison 1992 Irrevocable Trust for
                Lin No. 2 (d)  . . . . . . . . . . . . . . . . . . . 1,600,000


                                                                     _________

             Total . . . . . . . . . . . . . . . . . . . . . . . .  11,040,000
                                                                    ----------